UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 17, 2007

(Date of report; date of earliest event reported)

Commission file number: 1-9117

RYERSON INC.

(Exact name of registrant as specified in its charter)

Delaware	36-3425828
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2621 West 15th Place

Chicago, Illinois 60608

(Address of principal executive offices)

(Zip Code)

(773) 762-2121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On October 17, 2007, Ryerson Inc. (“Ryerson”) issued the press release attached hereto as Exhibit 99.1 in which it announced that the stockholders of Ryerson voted to adopt the Agreement and Plan of Merger, dated July 24, 2007, by and among Ryerson, Rhombus Holding Corporation and Rhombus Merger Corporation, at a special meeting of Ryerson’s stockholders, and that the Canadian Competition Bureau has provided clearance of the proposed acquisition. The Canadian Competition Bureau’s clearance was received on October 15, 2007.

Item 9.01	Financial Statements and Exhibits

(a) None

(b) None

(c) None

(d) A list of exhibits is attached hereto as an Exhibit Index and is incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2007	/s/ Virginia M. Dowling
	By:	Virginia M. Dowling
	Its:	Vice President, Deputy General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 17, 2007

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